UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.        )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BLACKSTONE MORTGAGE TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Blackstone Mortgage Trust, Inc.

345 Park Avenue, 24th Floor

New York, New York 10154

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

JULY 7, 2021

SUPPLEMENT TO PROXY STATEMENT

May 19, 2021

This proxy statement supplement (this “Proxy Supplement”), dated May 19, 2021, supplements the definitive proxy statement on Schedule 14A (the “Proxy Statement”) of Blackstone Mortgage Trust, Inc. (the “Company”, “BXMT”, “we”, “us” or “our”) filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2021 and made available to stockholders in connection with the Company’s annual meeting of stockholders to be held virtually at www.virtualshareholdermeeting.com/BXMT2021 at 9:00 a.m., Eastern Daylight Time on July 7, 2021 (the “annual meeting”) and any other additional proxy material filed with the SEC. You should read the entire Proxy Statement, this Proxy Supplement (which contains important information that supplements and updates the Proxy Statement), and any additional proxy materials carefully before voting your shares. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Proxy Statement.

It is important that your shares be represented at the annual meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, we urge you to complete a proxy as promptly as possible — by Internet, telephone or mail — so that your shares will be voted at the annual meeting.

PROPOSAL 1—ELECTION OF DIRECTORS

The following information supplements and updates the “Proposal 1 – Election of Directors” section contained in the Proxy Statement.

Election of Chief Executive Officer

As previously disclosed by the Company on a Current Report on Form 8-K filed with the SEC on May 19, 2021, the Company’s board of directors has appointed Katharine A. Keenan, the Company’s President, to serve as the Company’s Chief Executive Officer and elected her as a director, in each case, effective as of June 30, 2021. Ms. Keenan will continue to serve as the Company’s President. Her appointment coincides with the resignation, effective June 30, 2021, of Stephen D. Plavin as Chief Executive Officer and a director of the Company. Mr. Plavin remains a senior managing director and key member of the BREDS leadership team and will oversee BREDS’ European platform.

Nominees for Election as Directors – Substitute Nominee

In light of Mr. Plavin’s resignation from the Company, he will not stand for re-election as a director at the annual meeting. The board of directors has nominated Ms. Keenan to be a substitute nominee for election at the annual meeting in place of Mr. Plavin. Information relating to Ms. Keenan and her proposed election as a director at the annual meeting is being provided in this Proxy Supplement.

As stated in the Proxy Statement, if any nominee should decline or be unable to act as a director, the individuals designated in the proxy cards as proxies will exercise the discretionary authority provided to vote for the election of such substitute nominee selected by our board of directors. The board of directors has nominated Ms. Keenan as a substitute nominee in place of Mr. Plavin. Ms. Keenan has indicated that she is willing and able to serve as a director.

The Company has updated its proxy card and Notice and Access Card to reflect this substitution of nominees. However, the proxy card distributed with the Proxy Statement remains valid and stockholders who have already returned their proxy card or authorized a proxy over the Internet or by telephone do not need to take any action unless they want to change or revoke their voting instructions. See Voting Information Update below for additional information.

Katharine A. Keenan, 36, has served as the Company’s President since February 2020 and has been appointed Chief Executive Officer of the Company effective June 30, 2021. She joined the Company’s management team in January 2018 and served as the Company’s Executive Vice President, Investments from January 2019 until February 2020. Ms. Keenan is also a senior managing director of the Real Estate Debt Strategies group (“BREDS”) at The Blackstone Group Inc. (“Blackstone”). As President of BXMT, Ms. Keenan focuses on the Company’s investments, operations and strategy. She also originates loans and other investments for BXMT as well as for other investment vehicles managed by BREDS. Before joining Blackstone in 2012, Ms. Keenan held positions at G2 Investment Group, Lubert-Adler Real Estate Funds and in the Real Estate Investment Banking Group at Lehman Brothers. Ms. Keenan graduated cum laude with an A.B. in History from Harvard College. She sits on the advisory board of NYPEN Real Estate, is a member of WX New York Women Executives in Real Estate, and sits on the board of directors of Getting Out and Staying Out. Ms. Keenan’s experience and background as President of BXMT and senior managing director of BREDS and her strong record of success in investing in real estate-related assets provide our board of directors with valuable strategic insight and we believe positions her to contribute to the board’s oversight of our investment strategy. Ms. Keenan will also add additional gender diversity to our board of directors; with Ms. Keenan as a substitute nominee in place of Mr. Plavin, 25% of our nominees for election at the annual meeting are female.

As an employee director, Ms. Keenan will not receive compensation for her services as a director. For information regarding the compensation Ms. Keenan received as an executive officer of the Company in 2020, see “Executive Compensation” in the Proxy Statement. For information regarding Ms. Keenan’s beneficial ownership of the Company’s Class A common stock as of April 9, 2021, the record date determining the stockholders who are entitled to vote at the annual meeting, see “Security Ownership of Certain Beneficial Owners and Management” in the Proxy Statement.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN OUR PROXY STATEMENT, AS UPDATED BY THIS PROXY SUPPLEMENT AND WHICH NOW INCLUDE KATHARINE A. KEENAN AS A SUBSTITUTE NOMINEE IN PLACE OF STEPHEN D. PLAVIN.

Voting Information Update

As discussed above under “Proposal No. 1—Election of Directors—Nominees for Election as Directors – Substitute Nominee”, the board of directors has nominated Ms. Keenan to be a substitute nominee for election at the annual meeting in place of Mr. Plavin.

The proxy card initially distributed with the Proxy Statement remains valid. Stockholders who have already returned their proxy card or authorized a proxy over the Internet or by telephone do not need to take any action

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unless they want to change or revoke their voting instructions. Pursuant to the discretionary voting authority granted to the proxy holders, any shares represented at the annual meeting by the old proxy card will be voted with respect to the election of Ms. Keenan, as substitute nominee for Mr. Plavin, as a director. See “If you have already authorized a proxy to vote your shares at the annual meeting” below for additional information.

You do not have to attend the annual meeting to vote. The board of directors is soliciting proxies so that your vote will be counted if you do not attend the annual meeting. If you vote by proxy, you will be designating Katharine A. Keenan (as designated substitute for Stephen D. Plavin), Anthony F. Marone, Jr., Douglas N. Armer and Leon Volchyok, each of whom is a Company officer, each with power of substitution as your proxy, and together as your proxies, to vote your shares as you instruct. If you sign and return your proxy card or vote over the Internet or by telephone without giving specific voting instructions, these individuals will vote your shares by following the board of directors’ recommendations, as applicable. The proxies also have discretionary authority to vote in their discretion on any other business properly comes before the annual meeting. If any other business properly comes before the annual meeting, the proxies will vote on those matters in accordance with their best judgment. If any nominee is no longer a candidate for director at the annual meeting, the proxy holders will vote for the rest of the nominees and may vote for a substitute nominee in their discretion, or our board of directors may reduce its size.

If you have already authorized a proxy to vote your shares at the annual meeting:

You do not need to authorize a proxy again unless you want to change your vote or revoke your proxy. The proxy holders will use their discretion to vote as follows: any proxy authorized with respect to Mr. Plavin will be voted in the same manner (either For or Withhold) for Ms. Keenan as the substitute nominee in place of Mr. Plavin.

Authorizing a proxy again will revoke your prior proxy voting instructions. If you authorize a proxy again using the updated proxy card distributed with this Proxy Supplement, or if you authorize a proxy again over the internet or by telephone, you will revoke your prior proxy and any proxy will be voted in accordance with your updated voting instructions.

If you have not yet authorized a proxy to vote your shares at the annual meeting:

Use the new proxy card to authorize a proxy to vote your shares before the applicable deadline. The Company has updated its proxy card to reflect the substitute nominee. We recommend that you use the updated proxy card distributed with this Proxy Supplement to grant your proxy. Any proxy will be voted in accordance with your voting instructions.

Proxies authorized using the old proxy card will be valid. If you grant your proxy using the old proxy card instead of the updated one, the proxy holders will use their discretion to vote as follows: any proxy authorized with respect to Mr. Plavin will be voted in the same manner (either For or Withhold) for Ms. Keenan as the substitute nominee in place of Mr. Plavin.

If you submit a signed proxy without indicating your vote on any matter, the designated proxies will vote to elect all eight nominees named in our Proxy Statement, as updated by this Proxy Supplement, as directors, approve the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2021 and approve the non-binding vote on executive compensation of our named executive officers.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Internet Availability, Proxy Statement, Proxy Supplement and 2020 Annual Report to Stockholders are available at www.proxyvote.com.

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BLACKSTONE MORTGAGE TRUST, INC.
24TH FLOOR, 345 PARK AVENUE
NEW YORK, NY 10154

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BXMT2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D53301-P48666 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BLACKSTONE MORTGAGE TRUST, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election Of Directors	☐	☐	☐	______________

Nominees:

01)	Michael B. Nash	05)	Martin L. Edelman
02)	Katharine A. Keenan	06)	Henry N. Nassau
03)	Leonard W. Cotton	07)	Jonathan L. Pollack
04)	Thomas E. Dobrowski	08)	Lynne B. Sagalyn

The Board of Directors recommends you vote FOR proposal 2 and 3	**For**	**Against**	**Abstain**
2. Ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.	☐	☐	☐
3. Advisory Vote on Executive Compensation: To approve in a non-binding, advisory vote, the compensation paid to our named executive officers.	☐	☐	☐

Note: To consider and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Supplement and Proxy Statement and Annual Report are available at www.proxyvote.com.

D53302-P48666

Annual Meeting of Blackstone Mortgage Trust, Inc.
to be held on Wednesday, July 7, 2021
for Holders as of April 9, 2021
This proxy is being solicited on behalf of the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Katharine A. Keenan, Anthony F. Marone, Jr., Douglas N. Armer and Leon Volchyok, or any of them, as proxies for the undersigned, each with the full power to appoint his substitute, and hereby authorize(s) them to represent the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of Class A Common Stock of BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation, that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM EDT on July 7, 2021 at www.virtualshareholdermeeting.com/BXMT2021, and any adjournment or postponement thereof and further authorize(s) such proxies to vote such shares in their discretion upon such other business as may properly come before the Annual Meeting of Stockholders and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting and any adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS IN ITEM 1, AND "FOR" THE PROPOSALS IN ITEMS 2 AND 3. SUCH SHARES WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Continued and to be signed on reverse side

Your **Vote** Counts!

BLACKSTONE MORTGAGE TRUST, INC.

2021 Annual Meeting

Vote by July 6, 2021
11:59 PM ET

BLACKSTONE MORTGAGE TRUST, INC.
24TH FLOOR, 345 PARK AVENUE
NEW YORK, NY 10154

D53307-P48666

You invested in BLACKSTONE MORTGAGE TRUST, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 7, 2021.**

Get informed before you vote

View the Notice, Proxy Supplement and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by request prior to June 23, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

July 7, 2021
9:00 AM EDT

The Meeting will be held virtually at:
www.virtualshareholdermeeting.com/BXMT2021

*To vote these shares during the virtual Meeting, you will need the unique control number indicated above. For instructions on how to attend and participate in the virtual Meeting, visit www.virtualshareholdermeeting.com/BXMT2021.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Michael B. Nash 02) Katharine A. Keenan 03) Leonard W. Cotton 04) Thomas E. Dobrowski 05) Martin L. Edelman 06) Henry N. Nassau 07) Jonathan L. Pollack 08) Lynne B. Sagalyn	For
2. Ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.	For
3. Advisory Vote on Executive Compensation: To approve in a non-binding, advisory vote, the compensation paid to our named executive officers.	For

NOTE: To consider and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D53308-P48666